--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A

                             AMENDMENT NO.  1 TO
                               CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  October 11, 1997



                           HORIZON PHARMACIES, INC.
            (Exact name of registrant as specified in its charter)



             TEXAS                         0-22403               75-2441557
(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)


    275 W. PRINCETON DRIVE
        PRINCETON, TEXAS                                            75407
(Address of Principal Executive Offices)                          (Zip Code)

                                (972) 736-2424
             (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         Filed herewith as a part of this report are the following financial statements for Kenn's Pharmacy, Inc.: (i) audited Balance Sheets at December 31, 1996 and December 31, 1995 and audited Statements of Income, Statements of Shareholders' Equity and Statements of Cash Flows each for the years ended December 31, 1996 and December 31, 1995, and the report of Howard & Waltrip, P.C., certified public accountants, thereon, together with the notes thereto; and (ii) unaudited Balance Sheet at September 30, 1997, and unaudited Statements of Income, unaudited Statements of Shareholders' Equity, and unaudited Statements of Cash Flows each for the nine months ended September 30, 1996 and September 30, 1997. These financial statements are being filed in accordance with and within the time provided for in
         Item 7(a)(4).

    (b)  PRO FORMA FINANCIAL INFORMATION.

         Filed herewith as a part of this report are HORIZON Pharmacies, Inc.'s (the "Registrant") Pro Forma Combined Condensed Balance Sheet at September 30, 1997 and Pro Forma Combined Condensed Statements of Income for the nine months ending September 30, 1997 and the year ended December 31, 1996, and the notes thereto. These pro forma financial statements are being filed in accordance with and within the time provided for in Item 7(a)(4).

    (c)  EXHIBITS.

         The following exhibits are filed with this report:

         Exhibit No.    Name of Exhibit
         -----------    ---------------
            23          Consent of Howard & Waltrip, P.C., Independent Auditors
                        (filed electronically herewith).

                       INDEX TO FINANCIAL STATEMENTS


FINANCIAL STATEMENTS OF KENN'S PHARMACY, INC.
   Report of Independent Auditors........................................   F-3
   Balance Sheets at December 31, 1996 and December 31, 1995, and
    September 30, 1997 (unaudited).......................................   F-4
   Statements of Income for the years ended December 31, 1996 and
    December 31, 1995, and for the nine months ended
    September 30, 1996 (unaudited) and September 30, 1997 (unaudited)....   F-5
   Statements of Shareholders' Equity for the years ended
    December 31, 1996 and December 31, 1995, and for the nine months ended September 30, 1996 (unaudited) and September 30,
    1997 (unaudited).....................................................   F-6
   Statement of Cash Flows for the years ended December 31, 1996 and December 31, 1995, and for the nine months
    ended September 30, 1996 (unaudited) and September 30, 1997
    (unaudited)...........................................................  F-7
   Notes to Financial Statements..........................................  F-8

PRO FORMA COMBINED FINANCIAL DATA OF HORIZON PHARMACIES, INC.
   Pro Forma Combined Condensed Balance Sheet at September 30, 1997....... F-10
   Pro Forma Combined Condensed Statement of Income for the nine months ended September 30, 1997.............................................. F-11
   Pro Forma Combined Condensed Statement of Income for the year ended December 31, 1996............................................... F-12
   Adjustments to Pro Forma Financial Statements.......................... F-13

                             KENN'S PHARMACY, INC.
                             FINANCIAL STATEMENTS
                    YEARS ENDED DECEMBER 31, 1996 AND 1995
                     WITH REPORT OF INDEPENDENT AUDITORS

                                 [LETTERHEAD]




The Board of Directors and Shareholders                      December 18, 1997
Kenn's Pharmacy, Inc.

                            REPORT OF INDEPENDENT AUDITORS


We have audited the accompanying balance sheets of Kenn's Pharmacy, Inc. as of December 31, 1996 and 1995, and the related statements of income, shareholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kenn's Pharmacy, Inc. at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


/s/ Howard & Waltrip, P.C.
--------------------------

Howard & Waltrip, P.C.
Certified Public Accountants
Dallas, Texas

KENN'S PHARMACY, INC.
BALANCE SHEETS

                                      December 31,  December 31,  September 30,
ASSETS                                    1996          1995           1997
                                      ------------  ------------  -------------
                                                                   (Unaudited)

Current assets:
  Cash                                $  378,652    $  341,879     $  415,098
  Accounts receivable-trade               78,244        80,709         77,272
  Accrued interest receivable                235           347            235
  Inventories, lower of cost or market   214,219       198,484        240,000
  Investments                            847,592       808,157        860,686
  Notes receivable                         5,000         7,500          2,500
                                      ----------    ----------     ----------
      Total current assets             1,523,942     1,437,076      1,595,791

Fixed assets:
  Furniture, fixtures & equipment         23,201        21,734         23,701
  Computer equipment                      44,260        44,613         44,260
  Automobiles                             22,042        22,309         22,042
  Leasehold improvements                   2,000         2,000          2,000
  Accumulated depreciation               (63,973)      (70,076)       (68,198)
                                      ----------    ----------     ----------
      Total net fixed assets              27,530        20,580         23,805
                                      ----------    ----------     ----------
TOTAL ASSETS                          $1,551,472    $1,457,656     $1,619,596
                                      ----------    ----------     ----------
                                      ----------    ----------     ----------

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
  Accounts payable-trade              $   66,326    $   79,268     $   66,451
  Accrued expenses                        69,824        65,047         45,336
                                      ----------    ----------     ----------
      Total liabilities                  136,150       144,315        111,787

Shareholders' equity
  Capital stock                           97,397        97,397         97,397
  Retained earnings                    1,317,925     1,215,944      1,410,412
                                      ----------    ----------     ----------
      Total shareholders' equity       1,415,322     1,313,341      1,507,809
                                      ----------    ----------     ----------
TOTAL LIABILITIES AND
  SHAREHOLDERS' EQUITY                $1,551,472    $1,457,656     $1,619,596
                                      ----------    ----------     ----------
                                      ----------    ----------     ----------


See accompanying notes.

KENN'S PHARMACY, INC.
STATEMENTS OF INCOME

                                                                     Nine Months Ended
                                       Year Ended    Year Ended         September 30,
                                       December 31,  December 31,  -----------------------
                                           1996          1995          1996        1997
                                       ------------  ------------  ----------   ----------
                                                                         (Unaudited)

Net sales                               $2,581,535    $2,654,005   $1,936,150   $2,042,810

Cost of sales                            1,935,413     1,961,348    1,451,560    1,586,760
                                        ----------    ----------   ----------   ----------
Gross profit                               646,122       692,657      484,590      456,050
                                        ----------    ----------   ----------   ----------
Operating expenses:
  Selling, general and administrative      574,436       587,407      430,827      320,057
  Depreciation                               7,804         8,498        5,778        4,225
                                        ----------    ----------   ----------   ----------
      Total operating expenses             582,240       595,905      436,605      324,282

Income from operations                      63,882        96,752       47,985      131,768

Other income:
  Investment income                         66,786        61,127       51,483       51,079
                                        ----------    ----------   ----------   ----------
      Net income                        $  130,668    $  157,879   $   99,468   $  182,847
                                        ----------    ----------   ----------   ----------
                                        ----------    ----------   ----------   ----------


See accompanying notes.

KENN'S PHARMACY, INC.
STATEMENTS OF SHAREHOLDERS' EQUITY

                                                                    Nine Months Ended
                                 Year Ended     Year Ended            September 30,
                                December 31,   December 31,     -------------------------
                                    1996           1995            1996           1997
                                ------------   ------------     ----------     ----------
                                                                       (Unaudited)
Balance, Beginning of period     $1,215,944     $1,235,370      $1,215,944     $1,317,925

Net income                          130,668        157,879          99,468        182,847

Dividends distributed               (28,687)      (177,305)        (21,515)       (90,360)
                                 ----------     ----------      ----------     ----------

Balance, End of Period           $1,317,925     $1,215,944      $1,293,897     $1,410,412
                                 ----------     ----------      ----------     ----------
                                 ----------     ----------      ----------     ----------




See accompanying notes.

KENN'S PHARMACY, INC.
STATEMENTS OF CASH FLOWS

                                                                                 Nine Months Ended
                                              Year Ended     Year Ended            September 30,
                                             December 31,   December 31,     -------------------------
                                               1996           1995            1996           1997
                                             ------------   ------------     ----------     ----------
                                                                                     (Unaudited)
Operating activities:
  Net income                                   $130,668      $ 157,879        $ 99,468      $ 182,847

Adjustments to reconcile net income to net cash provided by operating activities:

  Depreciation                                    7,804          8,498           5,778          4,225
  Change in operating assets and liabilities:
    Accounts receivable-trade                     2,465          3,836           1,849            972
    Accrued interest receivable                     112            236             112             (0)
    Inventories, lower of cost or market        (15,735)          (529)        (11,801)       (25,781)
    Accounts payable-trade                      (12,942)        21,260          (9,706)           125
    Accrued expenses                              4,777        (24,110)          3,582        (24,488)
                                               --------      ---------        --------       --------

Net cash provided by operating activities       117,149        167,070          89,282        137,900

Investing activities:
  Purchase of fixed assets                      (16,473)             0         (16,473)          (500)
  Basis of disposed fixed assets                  1,719              0           1,719              0
  Purchase of investments                       (39,435)      (111,474)        (29,576)       (13,094)
  Change in notes receivable                      2,500          2,500           2,500          2,500
  Dividends distributed                         (28,687)      (177,306)        (21,515)       (90,360)
                                               --------      ---------        --------       --------

Net cash (used) by investing activities         (80,376)      (286,280)        (63,345)      (101,454)

Net increase (decrease) in cash                  36,773       (119,210)         25,937         36,446

Cash at beginning of period                     341,879        461,089         341,879        378,652
                                               --------      ---------        --------       --------

Cash at end of period                          $378,652      $ 341,879        $367,816       $415,098
                                               --------      ---------        --------       --------
                                               --------      ---------        --------       --------



See accompanying notes.

                            KENN'S PHARMACY, INC.
                        NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1996 AND 1995

1. Summary of significant accounting policies

Organization

KENN'S PHARMACY, INC., A New Mexico corporation (the "Company"), owns and operates a retail pharmacy in Raton, New Mexico.

Basis of accounting

The accompanying financial statements are prepared on the accrual basis of accounting and accordingly reflect revenues at the time products are sold or services rendered. Expenses are recognized when the products are received or the services are performed.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates, and such differences may be material to the financial statements.

Depreciation

Depreciation of fixed assets is provided on a straight-line basis over the estimated useful lives of the assets.

Unaudited financial statements

The accompanying unaudited financial statements include all adjustments, consisting of normal, recurring accruals, which the Company considers necessary for a fair presentation of the financial position and the results of operations for the indicated periods.

2. Leases

The Company leases the retail store facilities on a month to month basis from a related party. Rent expense for 1996 and 1995 was $18,000 for each year.


3.  Subsequent events

On October 11, 1997 the Company sold a majority of its assets to HORIZON Pharmacies, Inc. and ceased operations.

                      PRO FORMA COMBINED FINANCIAL DATA

    The following unaudited Pro Forma Combined Condensed Statements of Income for the year ended December 31, 1996 and the nine months ended September 30, 1997 reflect the historical results of operations of the Company, adjusted to give effect to the acquisition of the Raton, New Mexico store (the "Raton Store") in October 1997 as though such store was acquired January 1, 1996. The Pro Forma Combined Condensed Balance Sheet as of September 30, 1997 reflects the historical financial position of the Company as of that date, adjusted to give pro forma effect to the acquisition of the Raton Store as if it had occurred as of September 30, 1997.

    The pro forma adjustments are based upon available information and assumptions that management of the Company believes are reasonable and fairly reflect all expenses associated with the acquired business. The Pro Forma Combined Financial Data do not purport to represent the financial position or results of operations which would have occurred had such transactions been consummated on the dates indicated or the Company's fina ncial position or results of operations for any future date or period. These Pro Forma Combinded Condensed Financial Statements and notes thereto should be read in conjunction with the historical financial statements and notes of the Company and the financial statements of the Raton Store.

HORIZON PHARMACIES, INC.
PRO FORMA COMBINED CONDENSED BALANCE SHEET
SEPTEMBER 30, 1997
(IN THOUSANDS)

                 ASSETS

                                               Company     Raton
                                             Historical  Store (Note)  Pro Forma
                                             -----------------------------------
Current assets:
   Cash                                        $ 1,272                  $ 1,272
   Accounts receivable                           3,087       $ 50         3,137
   Inventories                                   6,435        247         6,682
   Prepaid expenses                                 93          0            93
                                               --------------------------------
Total current assets                            10,887        297        11,184
Property and equipment, net                      1,069         20         1,089
Intangibles, net                                 1,782        180         1,962
                                               --------------------------------
Total assets                                   $13,738       $497       $14,235
                                               --------------------------------
                                               --------------------------------
   LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
   Bank Overdraft                              $     0       $150       $   150
   Accounts payable                              2,132                    2,132
   Accrued liabilities                             549                      549
   Notes payable                                   347                      347
   Current portion of long-term obligations        575        $33           608
                                               --------------------------------
Total current liabilities                        3,603        183         3,786
Long-term obligations                            2,764        214         2,978
Deferred income taxes                              149                      149
Shareholders' equity:
   Common stock                                     25                       25
   Additional paid-in capital                    7,061        100         7,161
   Retained earnings                               136                      136
                                               --------------------------------
Total shareholders' equity                       7,222                    7,322
                                               --------------------------------
Total liabilities and shareholders' equity     $13,738       $497       $14,235
                                               --------------------------------
                                               --------------------------------

-------------
Note: The Raton Store was acquired in October 1997 for a total consideration of $497 financed by a note payable of $247, stock of $100 and cash of $150 and is included herein at the values allocated to assets acquired.

HORIZON PHARMACIES, INC.
PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
NINE MONTHS ENDED SEPTEMBER 30, 1997
(DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

                                             Historical
                                        ------------------
                                                    Raton      Pro Forma
                                        Company     Store     Adjustments        Pro Forma
                                        -------     ------    -----------       ----------
Net sales                               $17,940     $2,043                      $   19,983
Cost and expenses:
  Cost of sales                          12,177      1,587                          13,764
  Depreciation and amortization             205          4          $ (4)(1)           219
                                                                      14 (1)
  Selling, general and administrative     4,869        269           (60)(3)         5,087
                                                                     (28)(4)
                                                                      37 (5)
                                        ----------------------------------   -------------
Total costs and expenses                 17,251      1,860           (41)           19,070
                                        ----------------------------------   -------------
Income from operations                      689        183            41               913
Interest expense and other, net             176                       15 (2)           191
                                        ----------------------------------   -------------
Income before income taxes                  513        183            26               722
Provision for income taxes:
  Current                                    59                                         59
  Deferred                                  149                                        149
  Pro forma provision for income taxes      111          0             73 (6)          184
                                        ----------------------------------   -------------
Net income                              $   194     $  183           $(47)      $      330
                                        --------------------------------------------------
                                        --------------------------------------------------
Net income per share                                                            $     0.14
                                                                                ----------
                                                                                ----------
Shares used in computation (A)                                                   2,321,265
                                                                                ----------
                                                                                ----------

(A) Weighted average shares outstanding have been adjusted to show the 3 for 2 stock split which occurred on November 24, 1997.

HORIZON PHARMACIES, INC.
PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 1996
(DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

                                             Historical
                                        ------------------
                                                    Raton      Pro Forma
                                        Company     Store     Adjustments        Pro Forma
                                        -------     ------    -----------       ----------
Net sales                               $13,136     $2,581                      $   15,717
Cost and expenses:
  Cost of sales                           8,942      1,935                          10,877
  Depreciation and amortization             172          8          $  (8)(1)          190
                                                                       18 (1)
  Selling, general and administrative     3,471        505           (200)(3)        3,775
                                                                      (52)(4)
                                                                       51 (5)
                                        ----------------------------------   -------------
Total costs and expenses                 12,585      2,448           (191)          14,842
                                        ----------------------------------   -------------
Income from operations                      551        133            191              875
Interest expense and other, net             249          0             20 (2)          269
                                        ----------------------------------   -------------
Income before income taxes                  302        133            171              606
Pro forma provision for income taxes        106          0            106 (6)          212
                                        ----------------------------------   -------------
Pro forma net income                    $   196     $  133          $  65       $      394
                                        --------------------------------------------------
                                        --------------------------------------------------
Pro forma net income per share                                                  $     0.24
                                                                                ----------
                                                                                ----------
Shares used in computation (A)                                                   1,611,369
                                                                                ----------
                                                                                ----------

(A) Weighted average shares outstanding have been adjusted to show the 3 for 2 stock split which occurred on November 24, 1997.

                  Adjustments to Pro Forma Financial Statements

(1)  Adjust depreciation and amortization of acquired equipment and intangibles to reflect new  basis in the acquired store:
      Eliminate historical depreciation:
          Twelve months ended December 31, 1996:                                       $  8,000
          Nine months ended September 30, 1997:                                           4,000

      Provide depreciation and amortization on acquired bases in equipment and intangibles:
          Equipment - 7 year life - purchase price allocated                              20,000
          Intangibles - 5 to 20 year life - purchase price allocated                     180,000

      Twelve months ended December 31, 1996:
          Depreciation of equipment                                                        4,000
          Amortization of intangibles                                                     14,000
                                                                                        --------
               Total                                                                      18,000

      Nine months ended September 30, 1997:
          Depreciation of equipment                                                        3,000
          Amortization of intangibles                                                     11,000
                                                                                        --------
               Total                                                                      14,000

(2)   Adjust interest expense:

      Eliminate historical interest expense:
          Twelve months ended December 31, 1996:                                               0
          Nine months ended September 30, 1997:                                                0

      Provide for interest expense on debt issued in acquisition:
          Debt                                                                           247,000
          Interest Rate                                                                    8.50%

          Twelve months ended December 31, 1996:                                          20,000
          Nine months ended September 30, 1997:                                           15,000

(3)   Decrease previous Officer Salary to new contract with Horizon:

          Twelve months ended December 31, 1996:                                         200,000
          Nine months ended September 30, 1997:                                           60,000

(4)   Eliminate retirement expense:

          Twelve months ended December 31, 1996:                                          52,000
          Nine months ended September 30, 1997:                                           28,000

(5)   Eliminate investment income:

          Twelve months ended December 31, 1996:                                          51,000
          Nine months ended September 30, 1997:                                           37,000

(6)   Adjust pro forma income taxes (at a rate of 35%) for acquistion adjustments and historical income:

          Twelve months ended December 31, 1996:                                         106,000
          Nine months ended September 30, 1997:                                           73,000

                                   SIGNATURES

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  REGISTRANT:

                                  HORIZON PHARMACIES, INC.


Date: December 23, 1997           By: /s/ Ricky D. McCord
                                     -----------------------------
                                     Ricky D. McCord, President

                                  INDEX TO EXHIBITS


Exhibit
Number   Description
------   -----------

 23      Consent of Howard & Waltrip, P.C.,
         Independent Auditors (filed electronically herewith).